EXHIBIT 12.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Suresh Venkatesan, certify that:

1.	I have reviewed this annual report on Form 20-F/A of POET Technologies Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 12, 2018

By: /s/ Suresh Venkatesan

      Suresh Venkatesan

      Chief Executive Officer